EXHIBIT 2.1
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                                                                  EXECUTION COPY

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (this "Agreement"), dated as of December 20, 2005, is by and among TRUEYOU.COM, INC., a Delaware corporation (the "Parent"), ADVANCED AESTHETICS, INC., a Delaware corporation (the "Company"), and the securityholders of the Company signatory hereto (the "Securityholders").

         WHEREAS, immediately prior to the Closing (as defined in Section 1.02), each of the Securityholders is the record and beneficial owner of (a) shares of common stock, par value $0.01 per share, of the Company (the "Company Common Stock"), (b) shares of Series G Preferred Stock, par value $0.01 per share, of the Company (the "Company Series G Preferred Stock"), (c) shares of Series H Preferred Stock, par value $0.01 per share, of the Company (the "Company Series H Preferred Stock"), and/or (d) warrants to purchase shares of Company Common Stock (the "Company Warrants," and together with the Company Common Stock, the Company Series G Preferred Stock and the Company Series H Preferred Stock, the "Company Securities"); and

         WHEREAS, each of the holders of Company Common Stock has agreed to transfer all of his, her or its (hereinafter "its") shares of Company Common Stock in exchange for newly issued shares of Series B Preferred Stock, par value $0.001 per share, of the Parent (the "Parent Series B Preferred Stock"); and

         WHEREAS, each of the holders of shares of Company Series G Preferred Stock and Company Series H Preferred Stock has agreed to transfer all of its Company Securities in exchange for newly issued shares of Series C Preferred Stock, par value $0.001 per share, of the Parent (the "Parent Series C Preferred Stock"); and

         WHEREAS, each of the holders of Company Warrants has agreed to transfer all of its Company Warrants in exchange for newly issued warrants to purchase Parent Series B Preferred Stock ("Parent Warrants," and together with the Parent Series B Preferred Stock and the Parent Series C Preferred Stock, the "Parent Securities").

         NOW THEREFORE, the parties agree as follows:

                                   ARTICLE I

                               Exchange of Shares
                               ------------------

         SECTION 1.01. Exchange by Securityholders. At the Closing, each of the Securityholders shall sell, transfer, convey, assign and deliver to the Parent its Company Securities listed opposite such Securityholder's name on Exhibit A free and clear of all Liens (as defined below) in exchange for the Parent Securities listed opposite such Securityholder's name on Exhibit A. The parties agree that the Company shall prepare Exhibit A and, subject to the Parent's approval of same, attach same to this Agreement immediately prior to the Closing, based on the following:


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                  (i) the  Parent  shall  issue  to the  Securityholders  Parent
         Securities that are to be in the amounts set forth on, and allocated among the Securityholders pursuant to, Exhibit A;

                  (ii) each holder of Company Common Stock shall receive shares of Parent Series B Preferred Stock in exchange for its shares of Company Common Stock;

                  (iii) each holder of Company Series G Preferred Stock and Company Series H Preferred Stock shall receive shares of Parent Series C Preferred Stock in exchange for its shares of Company Series G Preferred Stock and Company Series H Preferred Stock; and

                  (iv) each holder of Company Warrants shall receive Parent Warrants in exchange for its Company Warrants.

         SECTION 1.02. Closing. The closing (the "Closing") of the transactions contemplated hereby (the "Transactions") shall take place on the date (the "Closing Date") that is ten (10) days following the mailing by the Company and the Parent of the notice required to be sent to the stockholders of the Parent pursuant to Rule 14f-1 (the "14f-1 Notice") promulgated under the Securities
Exchange Act of 1934 (the "Exchange Act") in connection with this Agreement; provided, however, that if prior to the Closing the Transactions shall be prohibited by any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), then the Closing shall take place, if, and promptly after, the Transactions become permissible.

                                   ARTICLE II

                Representations and Warranties of Securityholders
                -------------------------------------------------

         Each  of  the  Securityholders   hereby  severally  (and  not  jointly)
represents and warrants to the Parent with respect to himself, herself or itself, as the case may be, as follows:

         SECTION 2.01. Good Title. The Securityholder is the record and beneficial owner, and has good title to its Company Securities, with the right and authority to sell and deliver such Company Securities. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of the Parent as the new owner of the Company Securities in the share register of the Company, the Parent will receive good title to its Company Securities, free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreement and encumbrances (collectively, "Liens").

         SECTION 2.02. Organization. Each Securityholder that is an entity is duly organized and validly existing in its jurisdiction of organization.

         SECTION 2.03. Power and Authority. Each Securityholder that is an entity has the legal power and authority to execute and deliver this Agreement and to perform its obligations


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hereunder.  All acts  required to be taken by the  Securityholder  to enter into this Agreement and to carry out the Transactions  have been properly taken. This
Agreement   constitutes   a  legal,   valid  and  binding   obligation   of  the
Securityholder, enforceable against such Securityholder in accordance with the terms hereof.

         SECTION 2.04. No Conflicts. The execution and delivery of this Agreement by the Securityholder and the performance by the Securityholder of its obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or any Governmental Entity under any statutes, laws, ordinances, rules, regulations, orders, writs, injunctions, judgments, or decrees (collectively, "Laws"); (ii) will not violate any Laws applicable to such Securityholder and (iii) will not violate or breach any contractual obligation to which such Securityholder is a party.

         SECTION 2.05. No Finder's Fee. The Securityholder has not created any obligation for any finder's, investment banker's or broker's fee in connection with the Transactions.

         SECTION 2.06. Purchase Entirely for Own Account. The Parent Securities proposed to be acquired by the Securityholder hereunder will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Securityholder has no present intention of selling or otherwise distributing the Parent Securities, except in compliance with applicable securities laws.

         SECTION 2.07. Available Information. The Securityholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Parent.

         SECTION 2.08. Non-Registration. The Securityholder understands that the Parent Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Securityholder's representations as expressed herein.

         SECTION 2.09. Restricted Securities. The Securityholder understands that the Parent Securities are characterized as "restricted securities" under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Securityholder pursuant hereto, the Parent Securities would be acquired in a transaction not involving a public offering. The Securityholder further acknowledges that if the Parent Securities are issued to the Securityholder in accordance with the provisions of this Agreement, such Parent Securities may not be resold without registration under the Securities Act or the existence of an exemption therefrom. In this connection, the Securityholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         SECTION 2.10. Legends. It is understood that the Parent Securities will bear one or all of the following legends:



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            (a) "THE SHARES OF STOCK  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, "THE ACT") OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED OR SOLD UNLESS AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS IS AVAILABLE; THE ISSUER AND/OR ITS TRANSFER AGENT HAVE AN OPTION TO REQUIRE (BY WRITTEN NOTICE BEFORE OR AFTER PRESENTMENT) THAT AVAILABILITY OF AN EXEMPTION BE ESTABLISHED BY AN OPINION OF COUNSEL WHICH IS SATISFACTORY TO THEM."

            (b) Any legend required by the "blue sky" laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

         SECTION 2.11. Accredited Investor. The Securityholder is an "accredited investor" (as defined in Rule 501(a) under the Securities Act).

                                  ARTICLE III

                  Representations and Warranties of the Company
                  ---------------------------------------------

         The Company represents and warrants to the Parent that, except as set forth in the letter, dated as of the date of this Agreement, from the Company to the Parent (the "Company Disclosure Letter"):

         SECTION 3.01. Organization, Standing and Power. Each of the Company and its subsidiaries (the "Company Subsidiaries") is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the Company, a material adverse effect on the ability of the Company to perform its obligations under this Agreement or on the ability of the Company to consummate the Transactions (a "Company Material Adverse Effect"). The Company and each Company Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties make such qualification necessary except where the failure to so qualify would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered to the Parent true and complete copies of the certificates of incorporation of the Company, as amended to the date of this Agreement (as so amended, the "Company Charter"), and the Bylaws of the Company, as amended to the date of this Agreement (as so amended, the "Company Bylaws"), and the comparable charter and organizational documents of each Company Subsidiary, in each case as amended through the date of this Agreement.

         SECTION 3.02. Company Subsidiaries; Equity Interests.
                       --------------------------------------

            (a) The Company Disclosure Letter lists each Company Subsidiary and its jurisdiction of organization. All the outstanding shares of capital stock or equity investments of


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each  Company  Subsidiary  have  been  validly  issued  and are  fully  paid and nonassessable and are as of the date of this Agreement owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all Liens.

            (b) Except for its interests in the Company Subsidiaries, the Company does not as of the date of this Agreement own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

         SECTION 3.03. Capital Structure. The authorized capital stock of the Company consists of 70,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock of which, 20,000 shares are designated as shares of Company Series A Preferred Stock, 600,000 shares are designated as shares of
Company  Series B Preferred  Stock,  20,000  shares are  designated as shares of
Company Series C Preferred Stock, 8,200 shares are designated as shares of Company Series D Preferred Stock, 500 shares are designated as shares of Company Series E Preferred Stock, 5,000 shares are designated as shares of Company
Series F Preferred  Stock,  12,000  shares are  designated  as shares of Company
Series G Preferred  Stock,  and 5,000 shares are designated as shares of Company
Series H Preferred Stock. The number of shares of Company Common Stock issued and outstanding immediately prior to the Closing will be set forth on Exhibit A. Immediately prior to the Closing, no shares of Company Series A Preferred Stock, no shares of Company Series B Preferred Stock, no shares of Company Series C Preferred Stock, no shares of Company Series D Preferred Stock, 500 shares of Company Series E Preferred Stock, no shares of Company Series F Preferred Stock, 10,775 shares of Company Series G Preferred Stock, and 5,000 shares of Company Series H Preferred Stock will be issued and outstanding. Except as set forth above and for shares of Company Common Stock that are reserved for issuance (i) pursuant to the Company's 2003 Stock Option Plan, (ii) upon conversion of the outstanding shares of Company Series E Preferred Stock, Company Series G Preferred Stock and Company Series H Preferred Stock, and (iii) upon exercise of the Company Warrants, as of the date hereof, no shares of capital stock or other voting securities of the Company are issued, reserved for issuance or outstanding. The Company is the sole record and beneficial owner of all of the issued and outstanding capital stock of each Company Subsidiary. All outstanding shares of the capital stock of the Company and each Company Subsidiary are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Delaware General Corporate Law (the "DGCL"), the Company Charter, the Company Bylaws or any Contract (as defined in Section 3.05) to which the Company is a party or otherwise bound. Except as set forth in this section 3.03 and in the Company Disclosure Letter, there are not any bonds, debentures, notes or other indebtedness of Company or any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock or the common stock of any Company Subsidiary may vote ("Voting Company Debt"). Except as set forth above, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound (i) obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital


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stock of or other equity  interest in, the Company or any Company  Subsidiary or any Voting Company Debt, (ii) obligating the Company or any Company Subsidiary to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Company or of any Company Subsidiary. Except as set forth in the Company Disclosure Letter, as of the date of this Agreement, there are not any outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of Parent.

         SECTION 3.04. Authority; Execution and Delivery; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the consummation by the Company of the Transactions have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Transactions. When executed and delivered, this Agreement will be enforceable against the Company in accordance with its terms.

         SECTION 3.05. No Conflicts; Consents.
                       ----------------------

            (a) Except as set forth in the Company Disclosure Letter, the execution and delivery by the Company of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Charter, the Company Bylaws or the comparable charter or organizational documents of any Company Subsidiary, (ii) any material contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument (a "Contract") to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in
Section 3.05(b), any material judgment, order or decree ("Judgment") or material Law applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

            (b) Except for required filings with the Securities and Exchange Commission and applicable "Blue Sky" or state securities commissions, no material consent, approval, license, permit, order or authorization ("Consent") of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions.



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

         SECTION 3.06. Taxes.
                       -----

            (a) Each of the Company and each Company Subsidiary has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

            (b) The Company Financial Statements (as defined in Section 3.16) reflect an adequate reserve for all Taxes payable by the Company and the Company Subsidiaries (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against the Company or any Company Subsidiary, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

            (c) For purposes of this Agreement:

            "Taxes" includes all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other Governmental Entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

            "Tax Return" means all federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

         SECTION 3.07. Absence of Changes in Benefit Plans. Since September 30, 2005, there has not been any adoption or amendment in any material respect by the Company or any Company Subsidiary of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of the Company or any Company Subsidiary (collectively, "Company Benefit Plans"). Except as set forth in the Company Disclosure Letter, as of the date of this Agreement there are not any severance or termination agreements or arrangements between the Company or any Company Subsidiary and any current or former employee, officer or director of the Company or any Company Subsidiary, nor does the Company or any Company Subsidiary have any general severance plan or policy.



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         SECTION 3.08. ERISA Compliance; Excess Parachute Payments.
                       -------------------------------------------

            (a) The Company Disclosure Letter contains a list and brief description of all "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("Company Pension Plans"), "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) and all other Company Benefit Plans maintained, or contributed to, by the Company or any Company Subsidiary for the benefit of any current or former employees, consultants, officers or directors of the Company or any Company Subsidiary. Each Company Benefit Plan has been administered in compliance with its terms in all material respects. Each Company Benefit Plan complies in all material respects in form and operation with the provisions of ERISA, the Code, and all other applicable Laws. The Company has performed all of its obligations under the Company Benefit Plans, including but not limited to, the full payment when due of all amounts required to be made as contributions thereto or otherwise. The Company has delivered to Parent true, complete and correct copies of (i) each Company Benefit Plan (or, in the case of any unwritten Company Benefit Plan, a description thereof), (ii) the most recent annual report on Form 5500 filed with the Internal Revenue Service with respect to each Company Benefit Plan (if any such report was required), (iii) the most recent summary plan description for each Company Benefit Plan for which such summary plan description is required and (iv) each trust agreement and group annuity contract relating to any Company Benefit Plan.

            (b) No Company Pension Plan had, as of the respective last annual valuation date for each such Company Pension Plan, an "unfunded benefit liability" (as such term is defined in Section 4001(a)(18) of ERISA), based on actuarial assumptions that have been furnished to Parent. None of the Company Pension Plans has an "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the "Code"), whether or not waived. None of the Company, any Company Subsidiary, any officer of the Company or any Company Subsidiary, or any of the Company Benefit Plans which are subject to ERISA, including the Company Pension Plans, any trusts created thereunder or any trustee or administrator thereof, has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject the Company, any Company Subsidiary or any officer of the Company or any Company Subsidiary to the tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under
Section 502(i) or 502(1) of ERISA. None of such Company Benefit Plans and trusts has been terminated, nor has there been any "reportable event" (as that term is defined in Section 4043 of ERISA) with respect to any Company Benefit Plan during the last five years. Neither the Company nor any Company Subsidiary maintains, contributes to, or has an obligation to contribute to (or has previously maintained, contributed to, or had an obligation to contribute to), any benefit plan subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code (including any multiemployer plan as defined in ERISA Section 3(37)).

            (c) With respect to any Company Benefit Plan that is an employee welfare benefit plan, (i) no such Company Benefit Plan is unfunded or funded through a "welfare benefits fund" (as such term is defined in Section 419(e) of the Code), (ii) each such Company Benefit Plan that is a "group health plan" (as such term is defined in Section 5000(b)(1) of the Code), complies with the applicable requirements of Section 4980B(f) of the Code and (iii) each


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such Company  Benefit Plan  (including any such Plan covering  retirees or other former employees) may be amended or terminated without material liability to the Company and the Company Subsidiary on or at any time after the date hereof.

         SECTION 3.09. Litigation. There are no suits, actions or proceedings pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect, nor is there any Judgment outstanding against the Company or any Company Subsidiary.

         SECTION 3.10. Compliance with Applicable Laws. The Company and the Company Subsidiaries are in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. Except as set forth in the Company Disclosure Letter, the Company has not received any written communication during the past two years from a Governmental Entity that alleges that the Company is not in compliance in any material respect with any applicable Law. This Section 3.10 does not relate to matters with respect to Taxes, which are the subject of Section 3.06.

         SECTION 3.11. Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person, other than Emerging Growth Equities, Ltd., the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

         SECTION 3.12. Contracts. Except as disclosed in the Company Disclosure Letter, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole. Neither the Company nor any Company Subsidiary is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

         SECTION 3.13. Title to Properties. The Company and the Company Subsidiaries do not own any real property. Each of the Company and the Company Subsidiaries has good title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which the Company or any of the Company Subsidiaries has leasehold interests, are free and clear of all Liens other than those set forth in the Company Disclosure Letter and except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Company and the Company Subsidiaries to conduct business as currently conducted.

         SECTION 3.14. Intellectual Property. The Company and the Company Subsidiaries own, or are validly licensed or otherwise have the right to use, all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs (collectively, "Intellectual Property Rights") which are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole. The Company Disclosure Letter sets forth a description of all Intellectual Property Rights which are material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole. There are no claims pending or, to the knowledge of the Company, threatened that the Company or any of the Company Subsidiaries is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right. To the knowledge of the Company, no person is infringing the rights of the Company or any of the Company Subsidiaries with respect to any Intellectual Property Right.

         SECTION 3.15. Labor Matters. There are no collective bargaining or other labor union agreements to which the Company or any of the Company Subsidiaries is a party or by which any of them is bound.

         SECTION 3.16. Financial Statements. The Company has delivered to the Parent its audited consolidated financial statements for the fiscal years ended June 30, 2004 and 2005 and its unaudited financial statements for the monthly and year to date periods ending September 30, 2005 (collectively, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated; provided, however, that the unaudited financial statements are subject to normal year-end adjustments and lack footnotes and other presentation items. The Company Financial Statements fairly present in all material respects the financial condition and operating results of the Company, as of the dates, and for the periods, indicated therein. The Company does not have any material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2005, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Company Financial Statements, which, in both cases, individually and in the aggregate would not be reasonably likely to have a Company Material Adverse Effect.

         SECTION 3.17. Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the 14f-1 Notice will, at the date it is first mailed to the Parent's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         SECTION 3.18. Absence of Certain Changes or Events. Except as disclosed in the Company Financial Statements or in the Company Disclosure Letter, from September 30, 2005 to the date of this Agreement, the Company has conducted its business only in the ordinary course, and during such period there has not been:

            (a) any change in the assets, liabilities, financial condition or operating results of the Company or any Company Subsidiary, except changes in the ordinary course of business that have not caused, in the aggregate, a Company Material Adverse Effect;

            (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Company Material Adverse Effect;

            (c) any waiver or compromise by the Company or any Company Subsidiary of a valuable right or of a material debt owed to it;

            (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company or any Company Subsidiary, except in the ordinary course of business and the satisfaction or discharge of which would not have a Company Material Adverse Effect;

            (e) any material change to a material Contract by which the Company or any Company Subsidiary or any of its respective assets is bound or subject;

            (f) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any Company Subsidiary, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company's or such Company Subsidiary's ownership or use of such property or assets;

            (g) any loans or guarantees made by the Company or any Company Subsidiary to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business; or

            (h) any arrangement or commitment by the Company or any Company Subsidiary to do any of the things described in this Section 3.18.

         SECTION 3.19. Memorandum. The Company has delivered to the Parent a copy of that certain Confidential Private Placement Memorandum of the Company, dated September 1, 2005, including all attachments, schedules and exhibits thereto (the "Memorandum"). The Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

                                   ARTICLE IV

                  Representations and Warranties of the Parent
                  --------------------------------------------

         The  Parent   represents  and  warrants  as  follows  to  each  of  the
Securityholders and the Company that, except as set forth in the reports, schedules, forms, statements and other documents filed by Parent with the SEC and publicly available prior to the date of the Agreement (the "Filed Parent SEC Documents") or in the letter, dated as of the date of this Agreement, from Parent to the Company and the Securityholders (the "Parent Disclosure Letter"):

         SECTION 4.01. Organization, Standing and Power. Parent is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority and possesses all
governmental  franchises,   licenses,  permits,
authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on Parent, a material adverse effect on the ability of Parent to perform its obligations under this Agreement or on the ability of Parent to consummate the Transactions (a "Parent Material Adverse Effect"). Parent is duly qualified to do business in each jurisdiction where the nature of its business or their ownership or leasing of its properties make such qualification necessary and where the failure to so qualify would reasonably be expected to have a Parent Material Adverse Effect. Parent has delivered to the Company true and complete copies of the certificate of incorporation of Parent, as amended to the date of this Agreement (as so amended, the "Parent Charter"), and the Bylaws of Parent, as amended to the date of this Agreement (as so amended, the "Parent Bylaws").

         SECTION 4.02. Subsidiaries; Equity Interests. Parent does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

         SECTION 4.03. Capital Structure. The authorized capital stock of Parent consists of 20,000,000 shares of Parent Common Stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share, of which 5,000 shares are designated as shares of Parent Series A Preferred Stock, 100,000 shares are designated as shares of Parent Series B Preferred Stock, and 50,000 shares are designated as shares of Parent Series C Preferred Stock. As of the date hereof (i) 12,970,515 shares of Parent Common Stock, 1,000 shares of Parent Series A Preferred Stock, no shares of Parent Series B Preferred Stock, and no shares of Parent Series C Preferred Stock are issued and outstanding, and
(ii) no shares of Parent Common Stock are held by Parent in its treasury. Except as set forth above, no shares of capital stock or other voting securities of Parent were issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of Parent are, and all such shares that may be issued prior to the date hereof will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Parent Charter, the Parent Bylaws or any Contract to which Parent is a party or otherwise bound. There are not any bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Parent Common Stock may vote ("Voting Parent Debt"). Except as set forth above, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights,
stock-based   performance  units,   commitments,   Contracts,   arrangements  or
undertakings of any kind to which Parent is a party or by which any of them is bound (i) obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Parent or any Voting Parent Debt,
(ii) obligating Parent to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Parent. As of the date of this Agreement, there are not any outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of capital stock of Parent.

         SECTION 4.04. Authority; Execution and Delivery; Enforceability. The execution and delivery by the Parent of this Agreement and the consummation by the Parent of the Transactions have been duly authorized and approved by the Board of Directors of the Parent and no other corporate proceedings on the part of the Parent are necessary to authorize this Agreement and the Transactions. This Agreement constitutes a legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with the terms hereof.

         SECTION 4.05. No Conflicts; Consents.
                       ----------------------

            (a) Except as set forth in the Parent Disclosure Letter, the execution and delivery by Parent of this Agreement, does not, and the consummation of Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Parent under, any provision of (i) Parent Charter or Parent Bylaws, (ii) any material Contract to which Parent is a party or by which any of its properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 4.05(b), any material Judgment or material Law applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

            (b) No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the SEC of reports under Sections 13 and 16 of the Exchange Act, and (B) filings under state "blue sky" laws, as may be required in connection with this Agreement and the Transactions.

         SECTION 4.06. SEC Documents; Undisclosed Liabilities.
                       --------------------------------------

            (a) Parent has filed all reports, schedules, forms, statements and other documents required to be filed by Parent with the SEC since January 1, 2005, pursuant to Sections 13(a), 14 (a) and 15(d) of the Exchange Act (the "Parent SEC Documents").

            (b) As of its respective filing date, each Parent SEC Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Document, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Parent SEC Document has been revised or superseded by a later filed Parent SEC Document, none of the Parent SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            (c) Except as set forth in the Filed Parent SEC Documents, Parent has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of Parent or in the notes thereto. The Parent Disclosure Letter sets forth all financial and contractual obligations and liabilities (including any obligations to issue capital stock or other securities of the parent) due after the date hereof.

         SECTION 4.07. Information Supplied. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the 14f-1 Notice will, at the date it is first mailed to the Parent's stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         SECTION 4.08. Absence of Certain Changes or Events. Except as disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, from the date of the most recent audited financial statements included in the Filed Parent SEC Documents to the date of this Agreement, Parent has conducted its business only in the ordinary course, and during such period there has not been:

            (a) any change in the assets, liabilities, financial condition or operating results of the Parent from that reflected in the Parent SEC Documents, except changes in the ordinary course of business that have not caused, in the aggregate, a Parent Material Adverse Effect;

            (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Parent Material Adverse Effect;

            (c) any waiver or compromise by the Parent of a valuable right or of a material debt owed to it;

            (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Parent, except in the ordinary course of business and the satisfaction or discharge of which would not have a Parent Material Adverse Effect;

            (e) any material change to a material Contract by which the Parent or any of its assets is bound or subject;

            (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

            (g) any resignation or termination of employment of any officer of the Parent;

            (h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Parent, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Parent's ownership or use of such property or assets;

            (i) any loans or guarantees made by the Parent to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

            (j) any declaration, setting aside or payment or other distribution in respect of any of the Parent's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Parent; or

            (k) any arrangement or commitment by the Parent to do any of the things described in this Section 4.08.

         SECTION 4.09. Taxes.
                       -----

            (a) Parent has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

            (b) The most recent financial statements contained in the Filed Parent SEC Documents reflect an adequate reserve for all Taxes payable by Parent (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against Parent, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

            (c) The federal income Tax Returns of Parent have been examined by and settled with the United States Internal Revenue Service, or have closed by virtue of the expiration of the relevant statute of limitations, for all years through 2004. All material assessments for Taxes due with respect to such completed and settled examinations or any concluded litigation have been fully paid.

            (d) There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Parent. Parent is not bound by any agreement with respect to Taxes.

         SECTION 4.10. Absence of Changes in Benefit Plans. From the date of the most recent audited financial statements included in the Filed Parent SEC Documents to the date of this Agreement, there has not been any adoption or amendment in any material respect by Parent of any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Parent (collectively, "Parent Benefit Plans"). As of the date of this Agreement there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between the Parent and any current or former employee, officer or director of the Parent, nor does the Parent have any general severance plan or policy.

         SECTION 4.11. ERISA Compliance; Excess Parachute Payments. The Parent does not, and since its inception never has, maintained, or contributed to any "employee pension benefit plans" (as defined in Section 3(2) of ERISA), "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) or any other Parent Benefit Plan for the benefit of any current or former employees, consultants, officers or directors of Parent.

         SECTION 4.12. Litigation. Except as disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, there is no suit, action or proceeding pending or, to the knowledge of Parent, threatened against or affecting Parent (and Parent is not aware of any basis for any such suit, action or proceeding) that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect, nor is there any Judgment outstanding against Parent that has had or would reasonably be expected to have a Parent Material Adverse Effect.

         SECTION 4.13. Compliance with Applicable Laws. Except as disclosed in the Filed Parent SEC Documents or in the Parent Disclosure Letter, Parent is in compliance with all applicable Laws, including those relating to occupational health and safety and the environment, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect. Except as set forth in the Filed Parent SEC Documents or in the Parent Disclosure Letter, Parent has not received any written communication during the past two years from a Governmental Entity that alleges that Parent is not in compliance in any material respect with any applicable Law. This Section 4.13 does not relate to matters with respect to Taxes, which are the subject of Section 4.09.

         SECTION 4.14. Contracts. Except as disclosed in the Parent Filed SEC Documents, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Parent taken as a whole. Parent is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.

         SECTION 4.15. Title to Properties. Parent has good title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which the Parent has leasehold interests, are free and clear of all Liens other than those set forth in the Parent Disclosure Letter and except for Liens that, in the aggregate, do not and will not materially interfere with the ability of the Parent to conduct business as currently conducted. Parent has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect. Parent enjoys peaceful and undisturbed possession under all such material leases.

         SECTION 4.16. Intellectual Property. Parent owns, or is validly licensed or otherwise has the right to use, all Intellectual Property Rights which are material to the conduct of the business of the Parent taken as a whole. The Parent Disclosure Letter sets forth a description of all Intellectual Property Rights which are material to the conduct of the business of the Parent taken as a whole. Except as set forth in the Parent Disclosure Letter no claims are pending or, to the knowledge of the Parent, threatened that the Parent is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right. To the knowledge of the Parent, no person is infringing the rights of the Parent with respect to any Intellectual Property Right.

         SECTION 4.17. Labor Matters. There are no collective bargaining or other labor union agreements to which the Parent is a party or by which it is bound.

                                    ARTICLE V

                                   Deliveries
                                   ----------

         SECTION 5.01. Deliveries of the Securityholders.
                       ---------------------------------

            (a) Concurrently herewith each Securityholder is delivering to the Parent this Agreement executed by the Securityholder.

            (b) At or prior to the Closing, each Securityholder shall deliver to the Parent:

                  (i) certificates representing its Company Securities;

                  (ii)  duly   executed   stock   powers  for  transfer  by  the
         Securityholder of its Company Securities to the Parent; and

                  (iii)   any   original   Company   Warrants   held   by   such
         Securityholder for cancellation.

         SECTION 5.02. Deliveries of the Parent.
                       ------------------------

            (a) Concurrently herewith, the Parent is delivering:

                  (i) to each Securityholder and to the Company, a copy of this Agreement executed by Parent;

                  (ii) to the Company, letters of resignation of Alan Gelband and Mark Bieler from their positions as directors of Parent and, in the case of Mr. Gelband, from each office with the Parent that he holds, that will become automatically effective, without further action, as of the Closing;

                  (iii) to the Company, evidence of the election of the directors of the Company as directors of the Parent as of the Closing; and

                  (v) to the Company, evidence of the filing with the Secretary of State of the State of Delaware of certificates of designation that establish the Parent Series B Preferred Stock and the Parent Series C Preferred Stock in accordance with the DGCL, which certificates shall be in forms reasonably satisfactory to the Company.

            (b) At or immediately after the Closing, the Parent shall deliver:

                  (i) to each Securityholder, certificates representing the new shares of Parent Series B Preferred Stock, Parent Series C Preferred Stock and/or Parent Warrants, as applicable, issued to such Securityholder as set forth on Exhibit A;

                  (ii) to the Company, a certificate from the Parent, signed by its Secretary or Assistant Secretary certifying (x) that the attached copies of the Parent Charter, Parent Bylaws and resolutions of the Board of Directors of the Parent approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect and (y) the incumbency and specimen signature of each officer of the Parent executing this Agreement or any other document delivered in connection herewith on behalf of the Parent;

                  (iii) to the Company, a legal opinion from Thelen, Reid & Priest, LLP, counsel to Parent; and

                  (iv) to the Company, consent letters of the accounting firms of Parent confirming each such firm's respective consent to the use by the Parent of reports prepared by such firm regarding the financial statements of the Parent in all future registration statements filed with the Securities and Exchange Commission in the form annexed as Exhibit B hereto.

         SECTION 5.03. Deliveries of the Company.
                       -------------------------

            (a) Concurrently herewith, the Company is delivering to the Parent this Agreement executed by the Company.

            (b) At or prior to the  Closing,  the Company  shall  deliver to the
Parent:

                  (i) a legal opinion from Troutman Sanders, LLP, counsel to the Company; and

                  (ii) a certificate from the Company, signed by its Secretary or Assistant Secretary certifying (i) that the attached copies of the Company Charter,

         Company Bylaws and resolutions of the Board of Directors of the Company approving the Agreement and the Transactions are all true, complete and correct and remain in full force and effect and (ii) the incumbency and specimen signature of each officer of the Company executing this Agreement or any other document delivered in connection herewith on behalf of the Company.

                                   ARTICLE VI

                              Conditions to Closing
                              ---------------------

         SECTION 6.01. Securityholder and Company Conditions Precedent. The obligations of the Securityholders and the Company to enter into and complete the Closing is subject, at the option of the Securityholders and the Company, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company in writing.

            (a) Representations and Covenants. The representations and warranties of the Parent contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Parent shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Parent on or prior to the Closing Date. The Parent shall have delivered to the Company, if requested, a certificate, dated the Closing Date, to the foregoing effect.

            (b) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Company, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Parent.

            (c) Conversion of the Series A Preferred Stock. The issued and outstanding Series A Preferred Stock of the Parent shall have been converted into no more than 2,000,000 shares of Parent Common Stock.

            (d) Post-Closing Capitalization. At, and immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the capital stock of the Company and the Parent, on a fully-diluted basis, shall be as specified in Schedule 6.01(e), which schedule also specifies, for each of the Company and the Parent, all options, warrants and other securities of the Company or the Parent that are exercisable or exchangeable for, or convertible into, common stock of the Company or the Parent.

            (e) Deliveries. The deliveries specified in Section 5.02 shall have been made by the Parent.

         SECTION 6.02. Parent Conditions Precedent. The obligations of the Parent to enter into and complete the Closing is subject, at the option of the Parent, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Parent in writing.

            (a) Representations and Covenants. The representations and warranties of the Securityholders and the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Securityholders and the Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Securityholders and the Company on or prior to the Closing Date. The Company shall have delivered to the Parent, if requested, a certificate, dated the Closing Date, to the foregoing effect.

            (b) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the Transactions or to seek damages or a discovery order in connection with such Transactions, or which has or may have, in the reasonable opinion of the Parent, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Parent.

            (c) Deliveries. The deliveries specified in Section 5.01 and Section
5.03 shall have been made by the Securityholders and the Company, respectively.

            (d) Audited Financial Statements and Form 10 Disclosure. The Company shall have provided the Parent with reasonable assurances that the Parent will be able to comply with its obligation to file a current report on Form 8-K within four (4) days following the Closing containing the requisite audited consolidated financial statements of the Company and the requisite Form 10-type disclosure regarding the Company.

            (e) Post-Closing Capitalization. At, and immediately after, the Closing, the authorized capitalization, and the number of issued and outstanding shares of the capital stock of the Company and the Parent, on a fully-diluted basis, shall be as specified in Schedule 6.01(e), which schedule also specifies, for each of the Company and the Parent, all options, warrants and other securities of the Company or the Parent that are exercisable or exchangeable for, or convertible into, common stock of the Company or the Parent.

                                   ARTICLE VII

                                    Covenants
                                    ---------

         SECTION 7.01. Registration Rights. The Parent shall grant to Alan Gelband and to Mark Bieler and/or their affiliates piggyback registration rights that will permit Messrs. Gelband and Bieler to include any shares of the Parent Common Stock held by them in the next registration statement filed by the Company under the Securities Act following the Closing. The Parent also hereby assumes, effective as of the Closing, all of the obligations of the Company to register its capital stock, including, but not limited to, those obligations set forth in the following Registration Rights Agreements of the Company:

                  (a) Registration Rights Agreement dated November 25, 2003 with Forele LTD, Inc.;

                  (b) Registration Rights Agreement dated November 25, 2003 with The Robert and Catherine Amoroso Irrevocable Trust;

                  (c) Registration Rights Agreement dated November 25, 2003 with Lord & Foursight, LLC;

                  (d) Registration Rights Agreement dated April 23, 2004 with Georgette Klinger, Inc.;

                  (e) Registration Rights Agreement dated June 30, 2003 with Jon Lauck, John O'Neil, Steve Kenny, John True and Marisa A. Timm Revocable Trust U/A/D May 20, 1997;

                  (f) Registration Rights Agreement dated June 30, 2003 with Cosmo Dischino Living Trust Dated January 9, 2002;

                  (g) Registration Rights Agreement dated November 25, 2003 with FCPR L Capital and the other parties thereto;

                  (h) Registration Rights Agreement dated March 31, 2004 with Technology Investment Capital Corp.;

                  (j) Registration Rights Agreement dated September 1, 2005 with the holders of Company Series G Preferred Stock and Company Series H Preferred Stock.

         SECTION 7.02. Blue Sky Laws. Parent shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Parent securities in connection with this Agreement.

         SECTION 7.03. Public Announcements. Parent and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Agreement and the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

         SECTION 7.04. Fees and Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the party incurring such fees or expenses, whether or not this Agreement is consummated; provided, however, that on or prior to the Closing Date, the Company shall pay the first Fifty Thousand Dollars ($50,000) in fees and expenses incurred by Parent in connection with this Agreement and the Transactions.

         SECTION 7.05. Continued Efforts. Each party hereto shall use commercially reasonable efforts to (a) take all action reasonably necessary to consummate the Transactions, and (b) take such steps and do such acts as may be necessary to keep all of its representations and warranties true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date

         SECTION 7.06. Conduct of Business. During the period from the date hereof through the Closing Date, Parent and the Company shall carry on the their respective businesses in the ordinary and usual course consistent with past practice.

         SECTION 7.07. Certain SEC Filings. As soon as practicable following the Closing Date, Parent shall, and the Securityholders shall cause the Parent to:

            (a) File a Form S-1 Registration Statement with the SEC that registers for resale, among other securities, the common stock issuable upon conversion of the Parent Series B Preferred Stock, the Parent Series C Preferred Stock and the common stock held or issuable to Alan Gelband and Mark Bieler;

            (b) File, within four days of the Closing Date, a current report on Form 8-K with the SEC disclosing the terms of this Agreement and including the requisite audited consolidated financial statements of the Company and the requisite Form 10 disclosure regarding the Company; and

            (c) File a preliminary Schedule 14C Information Statement with the SEC; mail definitive copies of such Information Statement to the Parent's stockholders; file definitive copies of such Information Statement with the SEC and have a majority of the Parent's stockholders approve, among other things (i) an increase in the authorized Parent Common Stock sufficient to convert all Parent Preferred Stock into Parent Common Stock pursuant to the applicable Certificate of Designation for such Parent Preferred Stock which will require mandatory conversion of the Parent Series B Preferred Stock and the Parent Series C Preferred Stock at the effective time of such increase in authorized Parent Common Stock, (ii) a reverse split of the Parent's outstanding Common Stock, and (iii) a change in the name of the Parent.

         SECTION 7.08. Rule 144 Transfers by Gelband and Bieler. The Company, the Parent and the Securityholders each agree that they shall accept the opinion of Thelen Reid & Priest LLP regarding any proposed transfer by Alan Gelband or Mark Bieler of restricted securities held by either of them pursuant to Rule 144 and the Company and the Parent shall not take any action to interfere with any such transfer and shall use commercially reasonable efforts to work with the Parent's transfer agent and provide such instruction letters or other documentation as may be required by the Parent's transfer agent to facilitate any such transfer.

                                  ARTICLE VIII

                                  Miscellaneous
                                  -------------

         SECTION 8.01. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                If to the Parent, to:

                  TrueYou.Com, Inc.
                  750 Third Avenue
                  New York, New York  10017
                  Attention:  Alan Gelband
                  Facsimile: (212) 370-1692

                  with a copy to:

                  Thelen, Reid & Priest, LLP
                  701 Eighth Street, N.W.
                  Washington, D.C.  20001
                  Attention:  Louis A. Bevilacqua
                  Facsimile: (202) 654-1804

                  If to the Securityholders or the Company, to:

                  Advanced Aesthetics, Inc.
                  501 Madison Avenue
                  New York, New York 10022
                  Attention:  Andy Lipman
                  Facsimile:  203-661-0070

                  with a copy to:

                  Troutman Sanders LLP
                  405 Lexington Avenue
                  New York, New York 10174
                  Attention:  Edward R. Mandell
                  Facsimile:  (212) 704-6160

         SECTION 8.02. Interpretation; Disclosure Letters. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         SECTION 8.03. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that Transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 8.04. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

         SECTION 8.05. Entire Agreement; Third Party Beneficiaries. This Agreement, taken together with the Company Disclosure Letter and the Parent Disclosure Letter, (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the Transactions and (b) are not intended to confer upon any person other than the parties any rights or remedies, provided, however, that with respect to any covenants contained in Article VII relating to Alan Gelband and Mark Bieler, Messrs. Gelband and Bieler are intended third party beneficiaries and are entitled to enforce such covenants as if they were a party to this Agreement.

         SECTION 8.06. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable to the Transactions.

         SECTION 8.07. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                                                                  EXECUTION COPY


         The parties hereto have executed and delivered this Share Exchange Agreement as of the date first above written.

The Parent:

                                            TRUEYOU.COM, INC.


                                            By: /s/ Alan Gelband
                                                --------------------------------
                                                Name:  Alan Gelband
                                                Title: CEO



The Company:                                ADVANCED AESTHETICS, INC.


                                            By: John Higgins
                                                --------------------------------
                                                Name:  John Higgins
                                                Title: President


        [Securityholder Share Exchange Agreement Signature Pages Follow]

Dated as of:

Securityholder:                         KIDD & COMPANY, LLC

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Name:  William J. Kidd
                                            Title: Principal

                                        Address:
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         SEAPINE INVESTMENTS, LLC

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Name:  Carla G. Kidd
                                            Title: Member

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         LIPMAN FAMILY LIMITED PARTNERSHIP

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Name: Andrew D. Lipman
                                            Title:

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Andrew D. Lipman

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Richard Rakowski

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         DEBIASI FAMILY LIMITED PARTNERSHIP

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Name: Gerard DeBiasi
                                            Title:

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Clarice Webb

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         CATHERINE M. KIDD GRANTOR TRUST

                                        By: /s/ John Higgins
                                            ------------------------------------
                                            Name:  John Higgins
                                            Title: Attorney-in-fact

                                        Address:
                                        c/o Edward R. Mandell
                                        405 Lexington Avenue
                                        New York, New York 10174




                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         CARA E. KIDD TRUST

                                        By: /s/ John Higgins
                                            ------------------------------------
                                            Name:  John Higgins
                                            Title: Attorney-in-fact

                                        Address:

                                        c/o Edward R. Mandell
                                        405 Lexington Avenue
                                        New York, New York 10174







                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         THOMAS C. KIDD TRUST

                                        By: /s/ John Higgins
                                            ------------------------------------
                                            Name:  John Higgins
                                            Title: Attorney-in-fact

                                        Address:

                                        c/o Edward R. Mandell
                                        405 Lexington Avenue
                                        New York, New York 10174






                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                         SAND DOLLAR PARTNERS, L.P.


                                        By: /s/ John Higgins
                                            ------------------------------------
                                            Name:  John Higgins
                                            Title: Attorney-in-fact

                                        Address:

                                        c/o Jessica Effress
                                        8545 Avenida de las Ondas
                                        La Jolla, California  92037

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Jessica Effress

                                        Address:
                                        8545 Avenida de las Ondas
                                        La Jolla, California  92037


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Claudine Singer

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831





                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Darrin Prescott

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831






                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Michael Paley

                                        Address:
                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831






                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Daniel D. Witcher, Jr.

                                        Address:
                                        P.O. Box 520
                                        Danboro, PA 18916


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Patricia Mackey

                                        Address:

                                        c/o Kidd & Company, LLC
                                        10 Glenville Street
                                        Greenwich, Connecticut 06831







                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Joe Crace

                                        Address:
                                        3300 South Ocean Boulevard, 201S
                                        Palm Beach, Florida 33480





                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Dave Jordan

                                        Address:
                                        6435 Marble Tree Lane
                                        Lake Worth, Florida 33467


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Robyn Collins

                                       Address:
                                       3153 Charles MacDonald Drive
                                       Sarasota, Florida 34240


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Steven Kenny

                                        Address:
                                        c/o Credit Suisse First Boston
                                        2200 Ross Avenue, Suite 2900
                                        Dallas, Texas 75201







                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ------------------------------------
                                            Jon Lauck

                                        Address:
                                        5105 Forest Grove Lane
                                        Plano, Texas 75093


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                                MARISA A. TIMM REVOCABLE TRUST
                                               U/A/D MAY 20, 1997

                                               By: /s/ John Higgins
                                                   -----------------------------
                                                   Name:  John Higgins
                                                   Title: Attorney-in-fact

                                               Address:
                                               5561 Churchill Lane
                                               Libertyville, Illinois 60048


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ----------------------------------
                                            John True

                                        Address:
                                        11104 Geyer Downs Lane
                                        St. Louis, Missouri 63131






                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                                COSMO DISCHINO LIVING TRUST
DATED JULY 9, 2002
                                               By: /s/ Cosmo Dischino
                                                   -----------------------------
                                                   Name:  Cosmo Dischino
                                                   Title: President

                                               Address:
                                               c/o Cosmo Dischino
                                               2511 South Dixie Highway
                                               West Palm Beach, Florida 33401


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                                L CAPITAL MANAGEMENT

                                               By: /s/ Philippe Franchet
                                                   -----------------------------
                                                   Name:  Philippe Franchet
                                                   Title: Director

                                               Address:
                                               18 rue Francois 1er
                                               75008 Paris France


                  (Signature Page to Share Exchange Agreement)

 Dated as of:

Securityholder:                                FORELE, LTD.

                                               By: /s/ John Higgins
                                                   --------------------------
                                                    Name:  John Higgins
                                                    Title: Attorney-in-fact

                                               Address:
                                               5540 PGA Boulevard
                                               Palm Beach Gardens, Florida 33418


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                                LORD & FOURSIGHT, LLC

                                               By: /s/ John Higgins
                                                   --------------------------
                                                    Name:  John Higgins
                                                    Title: Attorney-in-fact

                                               Address:
                                               5540 PGA Boulevard
                                               Palm Beach Gardens, Florida 33418


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                        By: /s/ John Higgins, Attorney-in-fact
                                            ----------------------------------
                                            Judith Dion Pyle

                                            Address:
                                            c/o The Pyle Group
                                            3500 Corben Court
                                            Madison, Wisconsin 53704


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                        By: /s/ John Higgins, Attorney-in-fact
                                            ----------------------------------
                                            Thomas F. Pyle

                                        Address:
                                        c/o The Pyle Group
                                        3500 Corben Court
                                        Madison, Wisconsin 53704


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                        By: /s/ John Higgins, Attorney-in-fact
                                            ----------------------------------
                                            John O'Neil

                                       Address:
                                       333 Beacon Street, Apt. #4
                                       Boston, Massachusetts 02116







                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                              TECHNOLOGY INVESTMENT CAPITAL CORP.

                                             By: /s/ John Higgins
                                                 -------------------------------
                                                 Name:  John Higgins
                                                 Title: Attorney-in-fact

                                             Address:
                                             8 Sound Shore Drive
                                             Suite 215
                                             Greenwich, Connecticut 06830







                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                             PEQUOT MARINER MASTER FUND, L.P.

                                            By: /s/ Daniel Fishbane
                                                --------------------------------
                                                Name:  Daniel Fishbane
                                                Title: CFO

                                            Address:
                                            c/o Pequot Capital Management
                                            500 Nyala Farm Road
                                            Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                            PREMIUM SERIES PCC LIMITED-CELL 32

                                           By: /s/ Chris T. Mueller
                                               --------------------------------
                                               Name:  Chris T. Mueller
                                               Title: Attorney and Agent-in-Fact

                                           Address:
                                           c/o Pequot Capital Management
                                           500 Nyala Farm Road
                                           Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                             PEQUOT HEALTHCARE FUND, L.P.

                                            By: /s/ Daniel Fishbane
                                                --------------------------------
                                                Name:  Daniel Fishbane
                                                Title: CFO

                                            Address:
                                            c/o Pequot Capital Management
                                            500 Nyala Farm Road
                                            Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                            PEQUOT HEALTHCARE OFFSHORE FUND, INC.

                                            By: /s/ Daniel Fishbane
                                                --------------------------------
                                                Name:  Daniel Fishbane
                                                Title: CFO

                                            Address:
                                            c/o Pequot Capital Management
                                            500 Nyala Farm Road
                                            Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                            PEQUOT SCOUT FUND, L.P.

                                            By: /s/ Daniel Fishbane
                                                --------------------------------
                                                Name:  Daniel Fishbane
                                                Title: CFO

                                            Address:
                                            c/o Pequot Capital Management
                                            500 Nyala Farm Road
                                            Westport, Connecticut 06880

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                             PEQUOT NAVIGATOR OFFSHORE FUND, L.P.

                                            By: /s/ Daniel Fishbane
                                                --------------------------------
                                                Name:  Daniel Fishbane
                                                Title: CFO

                                            Address:
                                            c/o Pequot Capital Management
                                            500 Nyala Farm Road
                                            Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                            PEQUOT DIVERSIFIED MASTER FUND, LTD.

                                            By: /s/ Daniel Fishbane
                                                --------------------------------
                                                Name:  Daniel Fishbane
                                                Title: CFO

                                            Address:
                                            c/o Pequot Capital Management
                                            500 Nyala Farm Road
                                            Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                      PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.

                                      By: /s/ Daniel Fishbane
                                           --------------------------------
                                           Name:  Daniel Fishbane
                                           Title: CFO

                                      Address:
                                      c/o Pequot Capital Management
                                      500 Nyala Farm Road
                                      Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                            PREMIUM SERIES PCC LIMITED-CELL 33

                                           By: /s/ Chris T. Mueller
                                               --------------------------------
                                               Name:  Chris T. Mueller
                                               Title: Attorney and Agent-in-fact

                                               Address:
                                               c/o Pequot Capital Management
                                               500 Nyala Farm Road
                                               Westport, Connecticut 06880


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                             BALLYSHANNON FAMILY PARTNERSHIP, LP

                                               By: /s/ John Higgins
                                                   -----------------------------
                                                   Name:  John Higgins
                                                   Title: Attorney-in-fact

                                               Address:
                                               Attn: Bruce Terker
                                               325 Bryn Mawr Avenue
                                               Bryn Mawr, Pennsylvania 19010


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                               BALLYSHANNON PARTNERS, LP

                                               By: /s/ John Higgins
                                                   -----------------------------
                                                   Name:  John Higgins
                                                   Title: Attorney-in-fact

                                               Address:
                                               Attn: Bruce Terker
                                               325 Bryn Mawr Avenue
                                               Bryn Mawr, Pennsylvania 19010


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                                CABERNET PARTNERS, LP

                                               By: /s/ John Higgins
                                                   -----------------------------
                                                   Name:  John Higgins
                                                   Title: Attorney-in-fact

                                               Address:
                                               676 Church Road
                                               Villanova, Pennsylvania 19085


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                          NORTHWOOD CAPITAL PARTNERS, LP

                                         By: /s/ John Higgins
                                             -----------------------------
                                             Name:  John Higgins
                                             Title: Attorney-in-fact

                                         Address:
                                         1150 First Avenue, Suite 600
                                         King of Prussia, Pennsylvania 19406



                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                             /s/ John Higgins, Attorney-in-fact
                                             ----------------------------------
                                             Regina Pitaro

                                             Address:
                                             135 Field Point Circle
                                             Greenwich, Connecticut 06830


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:                                GGCP, INC.

                                               By: /s/ John Higgins
                                                   -----------------------------
                                                   Name:  John Higgins
                                                   Title: Attorney-in-fact

                                               Address:
                                               Gabelli Group Cap Partners
                                               Attn: Henry Kiernan, CFO
                                               140 Greenwich Avenue, 4th Floor
                                               Greenwich, Connecticut 10580

                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                             /s/ John Higgins, Attorney-in-fact
                                             ----------------------------------
                                             Jay D. Seid

                                             Address:
                                             c/o Emerging Growth Equities
                                             1150 First Avenue, Suite 600
                                             King of Prussia, Pennsylvania 19406



                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:
                                   LAGUNITAS PARTNERS, LP

                                   By: /s/ John Higgins
                                       -----------------------------
                                       Name:  John Higgins
                                       Title: Attorney-in-fact

                                   Address:

                                   c/o Gruber and McBaine Capital Management LLC 50 Osgood Place
                                   San Francisco, California 94133


                  (Signature Page to Share Exchange Agreement)

Dated as of:

Securityholder:

                                   FIREFLY PARTNERS, LP

                                   By: /s/ John Higgins
                                       -----------------------------
                                       Name:  John Higgins
                                       Title: Attorney-in-fact

                                   Address:

                                   c/o Gruber and McBaine Capital Management LLC 50 Osgood Place
                                   San Francisco, California 94133

Dated as of:

Securityholder:                    GRUBER AND MCBAINE INTERNATIONAL

                                   By: /s/ John Higgins
                                       -----------------------------
                                       Name:  John Higgins
                                       Title: Attorney-in-fact

                                   Address:
                                   c/o Gruber and McBaine Capital Management LLC 50 Osgood Place
                                   San Francisco, California 94133

Dated as of:

Securityholder:
                                   JOHN D. AND LINDA GRUBER TRUST

                                   By: /s/ John Higgins
                                       -----------------------------
                                       Name:  John Higgins
                                       Title: Attorney-in-fact

                                   Address:
                                   c/o Gruber and McBaine Capital Management LLC 50 Osgood Place
                                   San Francisco, California 94133

Dated as of:

Securityholder:

                                  By: /s/ John Higgins, Attorney-in-fact
                                       ----------------------------------
                                       J. Patterson McBaine

                                  Address:
                                  c/o Gruber and McBaine Capital Management LLC 50 Osgood Place
                                  San Francisco, California 94133

                                    EXHIBIT A
                                    ---------

                    Shareholders of Advanced Aesthetics, Inc.

                                    EXHIBIT B
                                    ---------

                     Form of Accounting Firm Consent Letter

                                 (See Attached)